                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-21600

                   SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                               New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       12/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Commodities Stock Fund, Inc.

Semiannual Report to Stockholders

December 31, 2004

Scudder Global Commodities Stock Fund, Inc.

Investment Objective and Policies

capital appreciation with total return as a secondary objective

Investment Characteristics

a nondiversified closed-end investment company investing primarily in equity and commodities-linked securities a vehicle for global investment through participation primarily in developed countries and, to a limited extent, emerging market countries

General Information

Executive Offices

Scudder Global Commodities Stock Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

Visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — GCS

Contents

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Investment Manager

Click Here Privacy Statement

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. Commodities concentration risk. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Stock Market Risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of Scudder Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Managers Theresa Gusman and Terrence Brennan discuss recent market events as well as the performance and positioning of the portfolio during the period from the fund's inception on September 24, 2004 through December 31, 2004.

Q:  How has the fund performed since inception?

A:  From September 24, 2004, to December 31, 2004, the fund produced a cumulative total return at net asset value (NAV) of 5.22%. Its shares, traded on the New York Stock Exchange, declined -8.43% based on market performance. In comparison, the fund's benchmark comprising 20% the Goldman Sachs Commodities Index (GSCI), 40% the MSCI World Energy Index, 40% the MSCI World Materials Index, returned 5.19% for the quarter.1

1 The Goldman Sachs Commodities Index (GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.

MSCI indices are calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

Q:  What helped and hurt the fund's performance from its launch through the end of the period?

A:  The fund's NAV performance was driven by strong gains in our mining equipment holdings, which surged 24% during the period. Our materials sector stock holdings, which advanced 14.50% over the period, also contributed to the gain. By comparison, our energy stocks increased by a less-impressive 3.10%, and the GSCI declined -10.79%. Nonetheless, the fund underperformed its benchmark for the period based on market price, likely because the fund was in its initial start-up phase, at the beginning of which the fund was not fully invested. The fund takes a top-down view on the underlying commodities and can invest in commodity-related stocks. In this initial period the fund's market price movement was more correlated to direct commodities than its benchmark, comprised of 80% equities and 20% commodities-linked derivative instruments. Commodities, directly represented by the GSCI, saw a sell-off in December due to profit taking on earlier gains. Unfortunately, despite the fund's positive NAV return, the market failed to distinguish the fund's unique structure in this early stage.

Q:  What are your current views on the commodities markets?

A:  Bull markets in commodities have been known to last a long time, and we believe we are still in the early stages of an upturn. This belief is based on several key factors: Supply is constrained due to underinvestment in production capabilities. During the past decade-plus, an environment of low inflation and falling interest rates increased the demand for consumer goods, services and technology in the United States. As investment flows chased these industries, capital investment in the ability to produce, deliver and store commodities declined. Although a new investment phase in energy has begun, it will likely take five to 10 years to bear fruit and will come at a cost of about $2.4 trillion, nearly triple the level of spending during the 1990s. Similar supply constraints are evident in selected metals, basic chemicals and building materials.

At the same time, demand is growing due to sustained economic growth in China, India and Russia. China's competitive advantages — an endless supply of cheap labor, low capital costs, vast scale and new access to offshore capital and technology — are transforming the country into the world's manufacturing hub. Combined with the emergence of 400 million domestic consumers, China will likely stimulate enormous demand for energy, metals, basic chemicals, building materials and primary foodstuffs. India's 250-million-strong middle class and the emerging economies of Eastern Europe, Russia and other developing countries are also driving demand for commodities. So large is the underlying requirement for commodities in these regions that it has easily offset persistently weak demand in the developed markets of Europe and Japan.

In combination, these factors have caused shortages and higher prices for oil, metals, chemicals, paper and other commodities. Commodities cycles, on average, have lasted 18 years, and the current cycle is only three to four years old. This increases the likelihood that commodity prices will remain stronger for longer. Of course, past performance is no guarantee of future results.

In addition, broader economic trends have further enhanced the backdrop for commodity-oriented companies. First, interest rates are no longer falling globally and have been rising in the United States since the middle of 2004. Cyclical (economically sensitive) stocks can outperform in a rising-interest-rate environment if higher rates are accompanied by increased industrial output, which is expected to be the case. Second, the US dollar is weakening. Since commodities are denominated in US dollars, US dollar weakness can lead to increased revenues for commodity-focused companies as demand from non-US buyers picks up worldwide.

Q:  How is the fund managed?

A:  The fund typically invests in commodities prices — through the use of derivative instruments such as commodities-linked structured notes and swap agreements — as well as in the stocks of companies that find, develop or produce commodities.2 We expect stock selection to be a primary driver of fund performance, as we seek to add value through fundamental analysis and valuation-driven equity research. We also seek to add to performance through allocations spanning the energy and materials sectors. Anticipating cyclical demand/supply swings and their influence on price movements, commodities can add value to the bottom-up stock selection process. Our efforts to actively position the portfolio toward or away from companies producing particular commodities based on their current valuation and expected market cycle can also enhance returns. This provides us with flexibility in managing the fund.

2 Commodities-linked structured notes and swap agreements provide exposure to the investment returns of real assets (i.e., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The commodities-linked structured notes, swaps and futures contracts in which the fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value.

Q:  How have you positioned the fund?

A:  In the materials sector, the portfolio is positioned for the aforementioned "stronger-for-longer" cycle in most basic materials: alumina, chlor-alkali, coking coal, ethylene, iron ore, pulp and thermal coal. Companies have underinvested in the ability to produce, deliver and store these commodities, and despite recent increased demand and profit margin trends, expansion plans have been muted. Although we are cognizant of "capacity creep" — or the ability of supply to increase as prices rise — we believe that bulk commodity prices will continue to rise.

The fund is overweight in metals and mining stocks and is underweight in chemicals. Within chemicals, its holdings are concentrated in Monsanto Co. and the commodity chemical producers. The fund is underweight in specialty chemicals producers, which face higher raw materials costs (for inputs such as ethylene, chlor-alkali and styrene) and are not able to pass these price increases on to purchasers. The fund is overweight in paper and forest products stocks, where the lack of capacity additions and continued recovery in demand should provide a positive underpinning to the market. We are also favoring stocks in the energy sector.

Q:  Will you expand on some of your areas of focus?

A:  The following are key areas:

Commodity chemicals. We believe commodity chemical stocks do not yet reflect the strong cycle that is materializing. We expect that the current cycle will look more like the robust 1988-89 cycle than more recent cycles. Operating margins have reached 1988-89 levels in Asia, due in large part to strong Chinese demand, and high-level operating margins should spread throughout the world as the cycle progresses. Current relatively high margins and continuing demand over the next 12-18 months notwithstanding, commodity chemical producers' capital expenditure plans remain modest. The stronger-for-longer cycle we anticipate is not reflected in current stock prices. The fund holds BASF AG, Dow Chemical Co. and Lyondell Chemical Co.

Bulk commodities. China is building steel, aluminum and paper capacity, but it is short in alumina, coking coal, iron ore, pulp and thermal coal (until additional large-scale mines can be brought on stream). Based on our forecasts, we continue to favor companies producing the raw materials that China cannot produce. The supply constraints in bulk commodities encompass both production capacity and shipping capacity, suggesting that bulk commodity prices will remain high for a long time. The fund's overweight positions in bulk commodities include Alumina Ltd., BHP Billiton PLC, Companhia Vale do Rio Doce (ADR), Peabody Energy Corp. and Rio Tinto PLC.

Special situations.

Monsanto Co. We believe this stock will continue to be rated upward by the market, based on the growth prospects for the agricultural biotechnology industry. Our analysis shows that the current stock price does not reflect the European Union's recent acceptance of genetically modified organisms, and it does not reflect the vast pipeline of products that should become commercially viable over the next several years. We think the upward valuation of the shares is just beginning. We anticipate further increases to our price target as the growth and profitability advantage of agricultural biotech products over agricultural chemicals continues to become apparent.

JFE Holdings Inc./Nippon Steel Corp. Japanese steelmakers are operating at full production capacity and enjoying record high and growing profits. Backed by tight supply-and-demand conditions for high-quality steel products in both the Japanese domestic market and Asian region, we believe Japanese contract steel prices — which have been below international market prices for years — are poised to rise significantly. We believe both JFE Holdings and Nippon Steel are poised for outperformance as their profitability continues to improve. Although the fund is underweight in steel overall, we favor the Japanese producers.

Q:  How is the fund positioned within the energy sector?

A:  Prior to this year, the monthly average for US light sweet crude oil futures had never surpassed $36 per barrel. That level was breached in each of the last 10 months of 2004, with the peak average of more than $53 per barrel being set in October. Oil prices set new records due to larger-than-expected demand (the Chinese effect), lack of immediate supply (not enough spare capacity) and inadequate refining capability. After a generation in which oil companies cut costs through reduced capital expenditures, companies have now found that the process might have gone too far. The oil industry has been showing the signs of long-term underinvestment throughout its supply chain, starting with the first link in the chain, as seen by the low level of reserve replacements. A period of fast demand growth has exposed a deeper structural problem of underinvestment, and the associated deficits are likely to take some years to be corrected.

We do not expect the three key features of the market in 2004 to disappear in 2005. The tightness along the supply chain will likely remain, unless there is a negative demand shock, we do not expect producers to return to the old lower price targets; and we anticipate that $35 will emerge as the rough midpoint of the new price range.

At the company level, integrated and exploration and production (E&P) companies should continue to show significant free cash flows. We believe this will result in increased dividend payments, share buybacks, capital expenditures, and mergers and acquisitions. Total SA and BP PLC are the most active companies we hold in these share repurchase programs, and we are anticipating that holdings such as Eni, Total and BP are likely to increase their dividend payment. In the E&P area, companies with exposure to North American natural gas and oil sand projects are our long-term favorites.

Additionally, all integrated oil and E&P companies are increasing their capital expenditure plans. More money will be spent on seismic data acquisition, drilling, development and oil recovery. For these reasons, the fund is overweight in the oil services area. The fund's top holdings in this industry are FMC Technologies, Inc., Transocean, Inc. and Schlumberger Ltd.

Q:  Do you have any closing thoughts for investors?

A:  Investing in commodities derivatives and commodity-related stocks entails short-term risk due to the volatility of these asset classes. But in the long term, we believe the foundation is in place for strong performance, although there can be no guarantee. We will continue to use a combination of broad industry analysis and individual company research to construct a portfolio of companies that we believe are most likely to outperform. We believe the commodities sector, with its broad range of sub-sectors and individual companies, will be a rich source of opportunity in the years ahead. We believe our global research capabilities will help us to identify strong investment opportunities in the commodities space.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Change in Fiscal Year End

On December 14, 2004, the fund's Board of Directors changed the fund's fiscal year end to June 30.

Changes in Officers

On October 6, 2004, the Board of Directors elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund. The Board of Directors also changed the titles of Bruce A. Rosenblum and John Millette, electing Bruce A. Rosenblum as Vice President and Secretary of the fund and John Millette as Assistant Secretary of the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 35. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Net Asset Value

The fund's NAV is available daily on our Web site at www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Tender Offer Program for Fund Shares

The fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the fund's outstanding common shares.

Under certain circumstances, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. There can be no assurance that the fund will in fact effect repurchases of or tender offers for any of its common shares. The fund's potential tender offers may prevent the fund from taking advantage of attractive investment opportunities and if the fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times or to borrow money to fund tender offers. Interest on any such borrowing would increase the fund's expenses and reduce the fund's net income. The acquisition of common shares by the fund will decrease the total assets of the fund and, therefore, will have the effect of increasing the fund's expense ratio.

Investment Summary as of December 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.scudder.com for the Fund's most recent performance.

Total Return as of 12/31/04
Life of Fund*
Based on Net Asset Value(a)	5.22%
Based on Market Price	-8.43%
Goldman Sachs Commodity Index+	-10.79%
MSCI World Energy Index+	6.82%
MSCI World Materials Index+	11.81%
Blended Index+	5.19%
Per Share Information
As of 12/31/04
Net Asset Value	$ 15.05
Market Price	$ 13.71
Distribution Information
Three Months: Income Dividends as of 12/31/04	$ .02
Short-Term Capital Gains as of 12/31/04	$ .006

* The Fund commenced operations on September 24, 2004. Index comparison begins on September 30, 2004. Returns are not annualized.

a Total investment returns reflect changes in net asset value per share during the period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price. Total returns would have been lower had certain expenses not been reduced.

+ The Blended Index consists of the returns for the Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%). The advisor believes this blended benchmark more accurately reflects the fund's historical performance.

The Goldman Sachs Commodities Index is a composite index of commodity sector returns, representing an unleveraged, long-only investments in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The MSCI World Energy Index measures the performance energy equities in developed markets around the world.

Indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates.

All of these indices assumes reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly into an index.

Portfolio Summary as of December 31, 2004

Asset Allocation	12/31/04

Common Stocks	83%
Commodities Linked/Structured Notes and Cash Equivalents	17%
100%
Geographical Diversification (As a Percentage of Common Stocks)	12/31/04

United States	49%
United Kingdom	18%
France	8%
Canada	7%
Japan	5%
Germany	3%
Italy	3%
Brazil	2%
Russia	1%
Other	4%
100%
Sector Diversification (As a Percentage of Common Stocks)	12/31/04

Materials	53%
Energy	45%
Industrials	2%
100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (39.7% of net assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	6.8%
2. BP PLC Exporter and producer of oil and natural gas	5.7%
3. BHP Billiton PLC Exporter, producer and marketer of aluminum and other products	4.3%
4. Dow Chemical Co. Producer of chemicals	4.3%
5. Total SA Producer of oil and gas	4.0%
6. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	4.0%
7. Monsato Co. Provider of agricultural products	3.1%
8. Rio Tinto PLC Operator of a mining, manufacturing and development company	2.5%
9. BASF AG Producer of chemical products	2.5%
10. Eni SpA Provider of hobnailed and engineering services	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Shares	Value ($)

Common Stocks 82.4%
Australia 0.7%
Alumina Ltd. (Cost $2,281,279)	573,300	2,669,494
Brazil 1.6%
Companhia Vale do Rio Doce (ADR)* (Cost $4,767,187)	219,900	6,379,299
Canada 5.6%
Aber Diamond Corp.*	93,600	3,316,213
Barrick Gold Corp.	111,000	2,686,642
EnCana Corp.	77,000	4,395,777
Glamis Gold Ltd.*	51,300	880,297
NOVA Chemicals Corp.	119,500	5,655,093
Placer Dome, Inc.	142,700	2,689,284
Talisman Energy, Inc.	89,100	2,405,696
(Cost $20,728,806)		22,029,002
Finland 0.2%
Stora Enso Oyj "R" (Cost $575,181)	43,800	670,961
France 6.4%
Compagnie de Saint-Gobain	57,121	3,441,080
Lafarge SA	60,403	5,829,296
Total SA	71,471	15,611,513
(Cost $23,192,462)		24,881,889
Germany 2.5%
BASF AG (Cost $7,744,387)	136,382	9,824,991
Ireland 0.4%
CRH PLC (Cost $1,522,080)	63,600	1,701,302
Italy 2.5%
Eni SpA (Cost $8,820,995)	385,800	9,659,421
Japan 4.1%
JFE Holdings, Inc.	196,000	5,594,808
Nippon Mining Holdings, Inc.	675,000	3,175,076
Nippon Steel Corp.	2,268,000	5,555,460
Oji Paper Co., Ltd.	259,000	1,486,211
(Cost $15,211,452)		15,811,555
Luxembourg 0.9%
Arcelor (Cost $2,823,415)	156,723	3,615,046
Netherlands 0.7%
Royal Dutch Petroleum Co. (Cost $2,436,524)	46,900	2,699,762
Russia 1.0%
Gazprom "S" (ADR) (Cost $4,243,776)	114,400	4,061,200
Switzerland 0.8%
Holcim Ltd. (Registered) (Cost $3,121,329)	51,863	3,124,277
United Kingdom 13.9%
Anglo American PLC	130,595	3,088,988
BHP Billiton PLC	1,432,718	16,792,888
BP PLC	2,272,164	22,160,644
Rio Tinto PLC	338,065	9,949,961
Shell Transport & Trading Co., PLC	248,340	2,116,940
(Cost $51,570,734)		54,109,421
United States 41.1%
Air Products & Chemicals, Inc.	120,900	7,008,573
Alcoa, Inc.	278,200	8,741,044
Amerada Hess Corp.	17,100	1,408,698
Apache Corp.	60,700	3,069,599
BJ Services Co.	49,500	2,303,730
Bowater, Inc.	41,600	1,829,152
ChevronTexaco Corp.	294,500	15,464,195
Dow Chemical Co.	336,900	16,679,919
ExxonMobil Corp.	515,000	26,398,900
FMC Technologies, Inc.*	114,600	3,690,120
Foundation Coal Holdings, Inc.*	132,300	3,050,838
Georgia Gulf Corp.	47,600	2,370,480
Georgia-Pacific Corp.	126,300	4,733,724
Halliburton Co.	85,600	3,358,944
Joy Global, Inc.	88,200	3,830,526
Kerr-McGee Corp.	48,800	2,820,152
Lyondell Chemical Co.	138,500	4,005,420
MeadWestvaco Corp.	80,700	2,734,923
Monsanto Co.	218,100	12,115,455
Peabody Energy Corp.	50,600	4,094,046
PPG Industries, Inc.	77,500	5,282,400
Schlumberger Ltd.	79,500	5,322,525
Smurfit-Stone Container Corp.*	199,100	3,719,188
Sunoco, Inc.	47,800	3,905,738
Temple-Inland, Inc.	44,400	3,036,960
Transocean, Inc.*	73,800	3,128,382
Ultra Petroleum Corp.*	63,100	3,037,003
Weatherford International Ltd.*	71,300	3,657,690
(Cost $148,794,743)		160,798,324
Total Common Stocks (Cost $297,834,350)		322,035,944
	Principal Amounts ($)	Value ($)

Commodities Linked/Structured Notes 4.6%
AIG-FP Structured Finance Ltd., GSCI, 3X, 144A, 2.77%, 12/12/2005 (d)	7,112,000	7,297,373
Cargill GSCI Note 3X, 144A, 2.289%, 10/7/2005 (d)	8,000,000	5,404,857
Cargill GSCI Note 3X, 144A, 2.289%, 10/7/2005 (d)	8,000,000	5,438,596
Total Commodities Linked/Structured Notes (Cost $23,112,000)		18,140,826

Equity Linked Certificates 0.7%
Goldman Sachs International, Equity Linked Certificates Over Reliance Industries Ltd.,* 144A, 10/31/2005 (Cost $3,022,050)	250,000(c)	2,730,425
	Shares	Value ($)

Cash Equivalents 12.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $49,202,661)	49,202,661	49,202,661
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $373,171,061) (a)	100.3	392,109,856
Other Assets and Liabilities, Net	(0.3)	(1,277,254)
Net Assets	100.0	390,832,602

* Non-income producing security.

(a) The cost for federal income tax purposes was $373,171,061. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $18,938,795. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,774,644 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,835,849.

(b) Scudder Cash Management QP Trust, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Certificates.

(d) Security is linked to the Goldman Sachs Commodities Index. The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investments in commodities futures that is broadly diversified across the spectrum of commodities.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts

GSCI: Goldman Sachs Commodity Index

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $323,968,400)	$ 342,907,195
Investment in Scudder Cash Management QP Trust (cost $49,202,661)	49,202,661
Total investments in securities, at value (cost $373,171,061)	392,109,856
Dividends receivable	289,915
Interest receivable	91,081
Foreign taxes recoverable	23,315
Other assets	21,782
Total assets	392,535,949
Liabilities
Distributions payable	675,272
Accrued management fee	289,671
Accrued offering costs and organizational expenses	506,082
Other accrued expenses and payables	232,322
Total liabilities	1,703,347
Net assets, at value	$ 390,832,602
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(176,551)
Net unrealized appreciation (depreciation) on: Investments	18,938,795
Foreign currency related transactions	924
Accumulated net realized gain (loss)	807,794
Paid-in capital	371,261,640
Net assets, at value	$ 390,832,602
Net Asset Value
Net Asset Value per share ($390,832,602 ÷ 25,971,998 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 15.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period September 24, 2004 (commencement of operations) to December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $80,167)	$ 1,203,105
Interest	595
Interest — Scudder Cash Management QP Trust	313,830
Total Income	1,517,530
Expenses: Management fee	878,642
Services to shareholders	7,905
Custodian and accounting fees	107,434
Auditing	55,784
Legal	12,741
Directors' fees and expenses	42,145
Reports to shareholders	42,475
Organization expenses	50,000
NYSE listing fee	8,450
Other	19,065
Total expenses, before expense reductions	1,224,641
Expense reductions	(50,000)
Total expenses, after expense reductions	1,174,641
Net investment income (loss)	342,889
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(928,106)
Futures	1,876,002
Written options	61,586
Foreign currency related transactions	(45,856)
963,626
Net unrealized appreciation (depreciation) during the period on: Investments	18,938,795
Foreign currency related transactions	924
18,939,719
Net gain (loss) on investment transactions	19,903,345
Net increase (decrease) in net assets resulting from operations	$ 20,246,234

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2004*
Operations: Net investment income (loss)	$ 342,889
Net realized gain (loss) on investment transactions	963,626
Net unrealized appreciation (depreciation) during the period on investment transactions	18,939,719
Net increase (decrease) in net assets resulting from operations	20,246,234
Distributions to shareholders from: Net investment income	(519,440)
Net realized gains	(155,832)
Total distributions to shareholders	(675,272)
Fund share transactions: Net proceeds from shares issued to shareholders	371,161,390
Net increase (decrease) in net assets from Fund share transactions	371,161,390
Increase (decrease) in net assets	390,732,352
Net assets at beginning of period	100,250**
Net assets at end of period (including accumulated distributions in excess of net investment income of $176,551)	$ 390,832,602
Other Information
Shares outstanding at beginning of period	6,998***
Shares issued	25,965,000
Shares outstanding at end of period	25,971,998

* For the period from September 24, 2004 (commencement of operations) to December 31, 2004.

** Seed capital.

*** Shares issued from seed capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2004[a]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.33[e]
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.76
Total from investment operations	.77
Less distributions from: Net investment income	(.02)
Net realized gain on investment transactions	(.00)[d]
Total distributions	(.02)
Offering costs charged to paid-in capital	(.03)
Net asset value, end of period	$ 15.05
Market value, end of period	$ 13.71
Total Return
Per share net asset value (%)[c]	5.22**
Per share market value (%)[c]	(8.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	391
Ratio of expenses before expense reductions (%)	1.26*
Ratio of expenses after expense reductions (%)	1.20*
Ratio of net investment income (loss) (%)	.36*
Portfolio turnover rate (%)	71*

[a] For the period from September 24, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[d] Amount is less than $.01 per share.

[e] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share)

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Commodities Stock Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share. On September 24, 2004, the Fund issued an aggregate of 24,350,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced operations. On October 14, 2004 and November 10, 2004, the Fund issued additional Common Shares of 1,500,000 and 115,000, respectively, in connection with partial exercises by the underwriters of the over-allotment option. The sales load incurred in connection with the aggregate offerings amounted to $17,534,450.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties, approved by the Directors. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. Under normal market conditions, the Fund will invest substantially all, but not less than 80% of its total assets in equity and commodities linked securities of companies in commodities-related industries or other companies where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodity-linked structured notes. Cash collateral for the Fund's holdings of commodity-linked structured notes will be included in this 80% test. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2004, the value of these securities comprised 4.6% of the Fund's net assets and resulted in unrealized depreciation of $4,971,174.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Organization and Offering Costs. Costs incurred by the Fund in connection with its organization and issuance of Common Shares, amounting to $50,000, were charged to the Fund and reimbursed by the Manager. Offering costs of $779,160 were incurred in connection with the offering of Common Shares and were charged directly to paid-in capital during the period from September 24, 2004 (commencement of operations) to December 31, 2004.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from September 24, 2004 (commencement of operations) to December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $374,922,278 and $50,025,771, respectively.

For the period from September 24, 2004 (commencement of operations) to December 31, 2004, transactions for written options were as follows:

	Contract Amounts	Premium (US$)
Beginning of period	—	$ —
Written	200	71,887
Closed	(200)	(71,887)
End of period	—	$ —

C. Related Parties

Investment Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas, Inc., ("DeIM." or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily managed assets of the Fund, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Manager, is the transfer and dividend-disbursing agent for the Common Shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend disbursing agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from September 24, 2004 (commencement of operations) to December 31, 2004, the amount charged to the Fund by SISC aggregated $4,105, all of which is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the period from September 24, 2004, (commencement of operations) to December 31, 2004, the amount charged to the Fund by SSC aggregated $3,800, all of which is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the period from September 24, 2004 (commencement of operations) to December 31, 2004 by SFAC aggregated $81,320, of which $75,533 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Directors have authorized, subject to applicable law, a program of tender offers for the Fund's Common Shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the Common Shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter) (the ``measurement period''), the Fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding Common Shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Directors reserve the right to modify the conditions described in this paragraph in light of experience and other factors. The Directors also will consider, from time to time as conditions and circumstances warrant, additional tender offers for the Fund's outstanding shares.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Scudder Global Commodities Stock Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Commodities Stock Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period September 24, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2005	PricewaterhouseCoopers LLP
Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities:  Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

================================================================================
                                                          (a)            (b)
                                                      Total Number      Average
                                                       of Shares      Price Paid
Period                                                 Purchased       per Share
================================================================================

September 24, 2004* through September 30, 2004             0              $0
October 1 through October 31, 2004                         0              $0
November 1 through November 30, 2004                       0              $0
December 1 through December 31, 2004                       0              $0

================================================================================
Total                                                      0              0
================================================================================

=========================================================================
(c)                                     (d)
Total Number of                         Maximum Number of
Shares Purchased as                     Shares that May Yet Be
Part of Publicly Announced              Purchased Under the
Plans or Programs                       Plans or Programs
=========================================================================

                  n/a                                 n/a
                  n/a                                 n/a
                  n/a                                 n/a
                  n/a                                 n/a

=========================================================================
                  n/a                                 n/a
=========================================================================

*  The fund commenced operations on September 24, 2004.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund at 345 Park
Avenue New York, NY 10154

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Commodities Stock Fund, Inc.

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Commodities Stock Fund, Inc.

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005